UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2016

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	3

ITEM 9.01— FINANCIAL STATEMENTS AND EXHIBITS	4

SIGNATURES	5

EXHIBIT INDEX	6

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Amendment to Compensation Policy

Following the approval of the independent compensation committee (the “Compensation Committee”) and board of directors (the “Board”) of ReWalk Robotics Ltd. (the “Company”), at the Company’s annual general meeting of shareholders held on May 24, 2016 (the “Meeting”), the Company’s shareholders approved by the requisite majority an amendment to the Chief Executive Officer (“CEO”) cash bonus provisions of the Company’s Compensation Policy. Under the Compensation Policy, an amount equal to 80% of the annual cash bonus (if any) to be provided to the CEO is to be determined by the Board based on certain factors that are each assigned a relative weight, as set forth in the Compensation Policy. As more fully described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 7, 2016 (the “Proxy Statement”), the amendments to the Compensation Policy which were approved at the Meeting change the factors and relative weights thereof that the Board may take into account in determining 80% of the CEO’s annual cash bonus (if any), effective January 1, 2017.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Compensation Policy, as amended, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Approval of Equity Awards to CEO

Following the approval of the Compensation Committee and the Board, at the Meeting, the Company’s shareholders approved by the requisite majority a one-time grant of options to purchase 100,000 ordinary shares, par value NIS 0.01 per share (“Ordinary Shares”), and 20,000 restricted stock units (“RSUs”) to Larry Jasinski, the Company’s CEO, each pursuant to the Company’s 2014 Incentive Compensation Plan (the “2014 Plan”).

As more fully described in the Proxy Statement, the options are exercisable for a period of ten years from the date of the Meeting, unless terminated earlier under the 2014 Plan, with 25% of the options vesting and becoming exercisable on the first anniversary of the Meeting and 6.25% of the options vesting at the end of each quarter thereafter. Additionally, the options vest as follows: (a) 100% of the then-unvested options will automatically vest upon the occurrence of an “Exit Event” (as defined below) and the termination of Mr. Jasinski’s employment by ReWalk Robotics Inc., the Company’s wholly-owned subsidiary (the “Subsidiary”), within 12 months following such Exit Event, other than a termination for “cause” (as defined in Mr. Jasinski’s employment agreement); or (b) upon a termination of Mr. Jasinski’s employment by the Subsidiary without “cause” or by Mr. Jasinski for “Good Reason” (both as defined in Mr. Jasinski’s employment agreement) prior to an Exit Event, there will be automatic vesting of any unvested options that would have vested during the six months after the termination’s effective date if Mr. Jasinski was still employed by the Subsidiary. “Exit Event” means (i) a sale of all or substantially all of the assets of the Company, (ii) a sale (including an exchange) of all or substantially all of the shares of the Company, (iii) a merger, acquisition, consolidation or amalgamation in which the Company is not the surviving corporation, (iv) a reverse merger in which the Company is the surviving corporation but the shares of the Company outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities and/or cash or otherwise, (v) a scheme of arrangement for the purpose of effecting such sale, merger, acquisition, consolidation or amalgamation or (vi) such other transaction that is determined by the Board to be a transaction having a similar effect.

The RSUs will vest with respect to 25% of the original number of Ordinary Shares subject thereto on the first anniversary of the date of the Meeting, and 6.25% of the RSUs will vest on a quarterly basis thereafter.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s shareholders voted on the following six proposals, which are described in the Proxy Statement. The Company’s shareholders approved each proposal by the requisite majority.

Proposal No. 1: To reelect each of Mr. Larry Jasinski and Ms. Deborah DiSanzo as a Class II director of the Board, to serve until the 2019 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israeli Companies Law, 5759-1999.

Nominee	For	Against	Abstain	Broker Non-Votes
Larry Jasinski	3,710,608	6,694	6,928	3,135,407
Deborah DiSanzo	3,706,212	11,065	6,953	3,135,407

Proposal No. 2: To approve an amendment to the Company’s Compensation Policy involving determination of the annual bonus of the Company’s CEO.

For	Against	Abstain	Broker Non-Votes
3,662,777	36,227	19,941	3,140,692

Proposal No. 3: To approve a one-time grant of options to purchase 100,000 Ordinary Shares and 20,000 RSUs to Mr. Jasinski, the Company’s CEO, each pursuant to the 2014 Plan.

For	Against	Abstain	Broker Non-Votes
3,551,487	72,218	95,585	3,140,347

Proposal No. 4: To approve the payment of base annual compensation of $370,000 for Mr. Jasinski as the Company’s CEO for the year ending December 31, 2016, effective retroactive to January 1, 2016.

For	Against	Abstain	Broker Non-Votes
3,615,612	33,693	69,695	3,140,367

Proposal No. 5: To authorize the Company to make contributions to any tax-qualified, defined-contribution pension plan on behalf of the Company’s CEO.

For	Against	Abstain	Broker Non-Votes
3,594,453	55,909	68,821	3,140,454

Proposal No. 6: To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

For	Against	Abstain
6,807,139	32,997	19,521

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	ReWalk Robotics Ltd. Compensation Policy for Executive Officers and Non-Executive Directors, as amended.*

* Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Kevin Hershberger
Name: Title:	Kevin Hershberger Chief Financial Officer

Dated: May 27, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	ReWalk Robotics Ltd. Compensation Policy for Executive Officers and Non-Executive Directors, as amended.*

* Management contract or compensatory plan, contract or arrangement.